UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 7, 2013

Kenergy Scientific, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	333-120507	20-1862816
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

30 Eglinton Ave W, Suite 808, Mississauga, Ontario, Canada, M5H 2W9

(Address of Principal Executive Officers) (Zip Code)

Registrant's telephone number, including area code: 866-520-2370

________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

8.01	Other Events

On October 7, 2013, Kenergy Scientific, Inc. (the “Company”) reaffirmed their relationship with Fidelity Transfer

Company.

The Company hereby rescinds the statements made in the July 5, 2013 Form 8-K. After extensive research of all documents related to the Asher Enterprises transaction, the Company finds that Fidelity Transfer Company was acting in accordance with the terms of the agreement. In fact, the Company has determined that Fidelity Transfer

Company has a legal obligation to honor the request for issuance of stock.

Section 9 - Financial Statements and Exhibits

9.01	Financial Statements and Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

By: /s/ Zoran Cvetojevic
Zoran Cvetojevic, Interim CEO